EXHIBIT 11(A)

CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
Ivy Fund

We hereby consent to the inclusion in Item 24 to Part C of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated May 1, 1997 on our audits of the Statements of Assets and Liabilities as of April 28, 1997 of Ivy International Fund II, and Ivy Pan-Europe Fund appearing in the Registration Statement. We also consent to the reference to our Firm under the caption "The Funds' Financial Highlights" in the Prospectus and "Auditors" in the Fund's Statement of Additional Information.



COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
October 28, 1997
               CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
Ivy Fund

We hereby consent to the incorporation by reference and inclusion in Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated February 14, 1997, on our audits of the financial statements and financial highlights of Ivy International Fund, Ivy Global Science and Technology Fund, Ivy Latin America Strategy Fund, Ivy China Region Fund, Ivy New Century Fund, Ivy Global Fund, and Ivy Canada Fund appearing in the December 31, 1996 Annual Reports to Shareholders of the Funds, which annual reports are incorporated by reference in Post-Effective Amendment No. 95 to the Registration Statement. We also consent to the reference to our Firm under the caption "The Funds' Financial Highlights" in the Prospectus and "Auditors" in the Fund's Statement of Additional Information.



COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
October 28, 1997
               CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
Ivy Fund

We hereby consent to the inclusion in Item 24 to Part C of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated December 11, 1996, on our audits of the Statements of Assets and Liabilities as of December 10, 1996 of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, and Ivy International Small Companies Fund appearing in the Registration Statement. We also consent to the reference to our Firm under the caption "The Funds' Financial Highlights" in the Prospectus and "Auditors" in the Fund's Statement of Additional Information.



COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
October 28, 1997